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    WASHINGTON,PITTMAN & McKEEVER
    CERTIFIED PUBLIC ACCOUNTANTS

    819 South Wabash Avenue
    Suite 600
    Chicago, Illinois 60605
    (312) 786-0330
    FAX (312) 786-0323


                                                 Exhibit (23)
                                                 Commonwealth Edison Company
                                                 Form 11-K  File No. 1-1839


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Commonwealth Edison Company's previously filed Registration Statement File No. 33-5061.




                                           Washington, Pittman & McKeever


          Chicago, Illinois
          June 24, 1994